SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is effective as of March 4, 2008, by and among Neonode Inc., a Delaware corporation (the “Company”), and the subscribers identified on Exhibit A hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase from the Company, for up to an aggregate of $4,500,000 (the "Purchase Price"), up to 1,800,000 shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”), at a per share purchase price of $2.50 (the “Shares” or “Securities”). The forgoing transaction is sometimes referred to as the “Offering.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Closing Date. The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer from the Escrow Account (as defined below) or otherwise credited to or for the benefit of the Company. There may be multiple Closing Dates. The consummation of the transactions contemplated herein shall take place at the offices of Reed Smith, LLP II Embarcadero Center, 20th Floor, San Francisco, CA 94111, or remotely via the exchange of documents and signatures, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement, and the Confidential Private Placement Memorandum dated February 26, 2008, as amended or supplemented from time to time, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the Offering. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, the Subscribers shall purchase and the Company shall sell to each Subscriber the number of Shares set forth beside such Subscriber’s name on Exhibit A at a price per Share of $2.50 for an aggregate cash payment equal to the amount set forth beside such Subscriber’s name on Exhibit A. Pending the occurrence of the Closing, Subscriber’s funds shall be deposited into an Escrow account (“Escrow Account”) maintained by Signature Bank, a New York State chartered bank, with offices at 261 Madison Avenue, New York, NY 10016 (“Escrow Agent”) pursuant to an Escrow Agreement dated February 26, 2008 between the Company, the Broker (as defined in Section 5 hereto) and the Escrow Agent. Proceeds shall be released from the Escrow Account on the Closing Date.

2. Subscriber Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber. If Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by it of the transactions contemplated hereby and thereby have, if Subscriber is an entity, been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of the Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. The Subscriber has been furnished with the Memorandum and has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-K filed on January 29, 2007 for the fiscal year ended October 31, 2006, and the financial statements included therein for the year ended October 31, 2006, together with all subsequent filings made with the Commission available at the EDGAR website including the filings relating to the meeting of the Company’s stockholders held on August 10, 2007 (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (the Memorandum and such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. The Other Written Information is qualified in its entirety by the information disclosed by the Company in the Reports. The Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Reports or the Other Written Information or as contained in documents so furnished to the Subscriber by the Company in writing. The Subscriber has had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Securities and has had the opportunity to have representatives of the Company provide him with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Subscriber, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Subscriber.

(e) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has a preexisting business relationship with the Broker (as defined in Section 5 herein), has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein, and, in particular, acknowledges that such risks may materially adversely affect the Company’s results of operations and future prospects. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto and in the Investor Questionnaire provided herewith regarding the Subscriber is accurate.

(f) Purchase of Shares. On the Closing Date, the Subscriber will purchase the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g) Compliance with Securities Laws. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. The Subscriber will comply with all applicable rules and regulations in connection with the sales of the Securities including laws relating to short sales.
(h) Shares Legend. The Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company or the Broker. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Subscriber has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(k) Restricted Securities. The Subscriber understands that the Securities have not been registered under the 1933 Act and the Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, the Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Subscriber. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

(m) Correctness of Representations. The Subscriber represents as to the Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(n) Survival. The foregoing representations and warranties shall survive the Closing Date.

3. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that except as set forth or disclosed in any Report or as disclosed in a Schedule attached hereto:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. The Subsidiaries as of the Closing Date are set forth on Schedule 3(a).

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. The Memorandum, this Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 3(d). There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or Subsidiaries or other equity interest in the Company except as described on Schedule 3(d) or as disclosed in the Reports.

(e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Nasdaq Capital Market (the “NCM”) or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 2 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under the Transaction Documents by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

(iii) except as described in Schedule 3(d), result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company.

(g) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares, such Shares will be duly and validly issued, fully paid and non-assessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) assuming the representations and warranties of the Subscribers as set forth in Section 2 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j) Information Concerning Company. The Reports including the exhibits and financial statements included therewith, and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the dates of the most recent financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports including the exhibits and financial statements included therewith, and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

(k) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(l) Defaults. Except as set forth in Schedule 3(l), the Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NCM which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(n) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(o) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since the date of the most recent audited financial statements of the Company contained in the Reports, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 3(o).

(p) No Undisclosed Events or Circumstances. Since the date of the most recent audited financial statements of the Company contained in the Reports, no event has occurred with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure prior to the date hereof by the Company but which has not been so publicly disclosed.

(q) Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(r) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(s) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission (the “SEC Reports”) during the preceding twelve months except where the failure to so timely file has not had a continuing Material Adverse Effect on the Company as of the Closing Date. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(t) Listing. The Company's Common Stock is quoted on the NCM under the symbol NEON. Except as disclosed on a current report on Form 8-K filed with the Commission on March 23, 2007, the Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for listing on the NCM nor that its Common Stock does not meet all requirements for the continuation of such listing. The Company satisfies all the requirements for the continued listing of its Common Stock on the NCM.

(u) DTC Status. The Company’s transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 3(u) hereto.

(v) Intellectual Property. To the Company’s knowledge, the Company and its Subsidiaries own, or possess adequate rights or licenses to use, all registered trademarks, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses now conducted. None of the Company’s Intellectual Property Rights have expired, or are expected to expire, within six months from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no pending, or to the best knowledge of the Company, threatened action, suit, proceeding or any investigation, before any court, governmental agency, or body or arbitrator having jurisdiction over the Company, or any of its affiliates regarding its Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 3(a), (b), (c), (d), (e), (f), (h), (j), (l), (o), (p), (q), and (v) of this Agreement, as same relate to each Subsidiary of the Company. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 6(d) through 6(g) shall relate, apply and refer to the Company and its predecessors. The Company represents that it owns 100% of the outstanding equity of the Subsidiaries and rights to receive equity of the Subsidiaries free and clear of all liens, encumbrances and claims. No person or entity other than the Company has the right to own and receive any equity interest in the Subsidiaries.

(x) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(y) Survival. The foregoing representations and warranties shall survive the Closing Date.

4. Regulation D Offering, The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.
5. Broker Fees; Indemnification, The Company on the one hand, and the Subscriber on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees other than Empire Asset Management, Inc. (the “Broker”) on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. The Subscriber acknowledges that the Company will (i) pay the Broker an aggregate cash fee up to 10% of the Purchase Price on the Closing Date, which shall be allocated as follows: selling commissions of 5%, a placement fee of 2.5% and a management fee of 2.5%, (ii) pay the Broker $25,000.00 to apply towards reimbursement of offering expenses, and pay additional offering expenses in excess of $25,000 submitted to the Company for reimbursement by the Broker, and (iii) issue to the Broker one share of Common Stock for every 15 shares of Common Stock sold in this Offering (120,000 shares if the maximum is sold). The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

6. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

(a) Filing Requirements. For as long as the Company is a reporting issuer with the Commission, the Company shall file all reports and other materials required to be filed under the 1934 Act with the Commission.

(b) Listing/Quotation. The Company shall promptly secure the quotation or listing of the Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance).

(c) Market Regulations. The Company shall notify the Commission, the NCM and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber.

(d) Books and Records. From the date of this Agreement until the date twelve months following the Closing Date (the “End Date”), the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(e) Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(f) Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement, which information the Company undertakes to publicly disclose not later than the sooner of the required or actual filing date of a Form 8-K, neither it nor any other person acting on its behalf will at any time provide the Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless (i) such disclosure is required under the terms of this Agreement or (ii) prior thereto the Subscriber shall have agreed in writing to keep such information in confidence. The Company understands and confirms that the Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(g) Notices. Until the End Date, the Company will maintain a United States address and United States fax number for notices purposes under the Transaction Documents.

(h) Use of Proceeds. Except as set forth on Schedule 6(h) attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock equivalents or (c) the settlement of any outstanding litigation.

7. Piggy-Back Registration Rights and Indemnification.

(a)  Piggy-Back Rights. As used in this Section 7(a):

“Effective Date” shall mean the date the Registration Statement is declared effective by the Commission.

“Prospectus” shall mean the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean any Shares together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

“Registration Statement” shall mean a registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(i) If, at any time during the period beginning on the Closing Date and ending on the sooner of (A) the day falling 24 months after the Closing Date and (B) when the Registrable Securities may be sold without restriction and without volume limitations pursuant to Rule 144 of the 1933 Act, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (a “Registration”), then the Company shall promptly send to the Subscriber a written notice of such determination and if, within 15 days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities the Subscriber requests to be registered provided, however, that (A) if such registration involves an underwritten public offering, the Subscriber requesting such registration must sell its Registrable Securities to the underwriters on the same terms (to the extent applicable) as apply to the Company and (B) if, at any time after giving such written notice of its intention to register its equity securities and prior to the Effective Date of the Registration Statement filed in connection with such registration, the Company shall, for any reason, terminate its attempt to register such equity securities, the Company shall give written notice to the Subscriber and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(ii) If a Registration involves an underwritten public offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock proposed to be included in such Registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on such public offering (the “Maximum Offering Size”), the Company will include in such Registration only that number of shares of Common Stock which does not cause the Maximum Offering Size to be exceeded, in the following order of priorities: (A) first, all securities the Company proposes to sell for its own account, (B) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the registration statement by reason of registration rights existing on or prior to the date hereof, (C) third, the securities requested to be registered by the Subscriber and (D) fourth, the securities requested to be registered by other holders of securities entitled to participate in the Registration. If as a result of the provisions of this Section 7(a)(ii), the Subscriber is not entitled to include all such Registrable Securities in such registration, the Subscriber may elect to withdraw its request to include any Registrable Securities in such registration.

(iii) If the Company undertakes a Registration, the Company shall:

(A) Notify the Subscriber as promptly as reasonably possible of any of the following events: (I) if the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding for that purpose; (II) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any action, claim, suit, investigation or proceeding for such purpose; or (III) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Subscriber in accordance with this paragraph, then the Subscriber shall suspend the use of the Prospectus until the Company (i) provides copies of a supplemented or amended Prospectus, or (ii) advises in writing that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated by reference therein for a period not to exceed 60 consecutive days (or 120 days in the aggregate in any calendar year) if there occurs or exists any pending corporate development the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole;

(B) Deliver to the Subscriber, which delivery may be made electronically, by the fifth business day after a Subscriber request, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Subscriber may reasonably request;

(C) To the extent required by law, prior to registration hereunder, use its reasonable efforts to register or qualify or cooperate with the Subscriber in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as the Subscriber requests in writing and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (I) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section 7(a), or (II) subject itself to taxation; and

(D) Comply in all material respects with all applicable rules and regulations of the Commission and the principal stock exchange or market on which the Common Stock is then listed or eligible for trading.

(iv) The Subscriber shall have the right to select one legal counsel to review and oversee any Registration (“Subscriber Counsel”) at the Subscriber’s expense. Broker shall have the right to select its own legal counsel to review and oversee any Registration (“Broker’s Counsel,” and together with Subscriber’s Counsel “Legal Counsel”) at the Company’s expense, subject to a $5,000 cap on legal expenses. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(v) The Company shall pay all reasonable fees and expenses incident to a Registration by the Company, including (A) all registration and filing fees and expenses (including those related to filings with the Commission, in connection with applicable state securities or “blue sky” laws and to Nasdaq), (B) printing expenses (including expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Subscriber), (C) messenger, telephone and delivery expenses, (D) fees and disbursements of counsel for the Company, and (E) fees and expenses of all other Persons retained by the Company in connection with the Registration. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions and underwriting discounts with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

(vi) In connection with the preparation of a registration statement including the Registrable Securities pursuant to this Section 7, Subscriber agrees to furnish to the Company a completed questionnaire in a form acceptable to the Company upon request. Subscriber agrees further to supplement the questionnaire as necessary to enable the Company to respond to comments, if any, received by the Commission. The Company shall not be required to include any Subscriber that does not complete, date and execute a selling stockholder questionnaire.

(b) Indemnification.

(i) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Subscriber and all of its members, officers and employees (and each person, if any, who controls the Subscriber within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) (collectively, the “Indemnitees”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the 1933 Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Indemnitees for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitees specifically for use in preparation of the Registration Statement; provided, further, however, that the foregoing indemnification shall not inure to the benefit of any Indemnitee who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to such Indemnitee in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto.

(ii)  Indemnification by the Subscriber. The Subscriber agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the 1933 Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Subscriber specifically for use in preparation of the Registration Statement, and such Subscriber will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 7(b)(ii) be greater in amount than the net proceeds to the Subscriber as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii) Conduct of Indemnification Proceedings. If any action, claim, suit, investigation or proceeding (a “Proceeding”) shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party shall be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such reasonable fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(iv) Contribution. If a claim for indemnification under Section 7(b)(i) or (ii) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(b)(iii), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7(b)(iv) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(b)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(b)(iv), the Subscriber shall not be required to contribute, in the aggregate, any amount which exceeds the net proceeds actually received by the Subscriber from the sale of the Registrable Securities subject to the Proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8. Miscellaneous.

(a)  Termination. This Agreement may be terminated by any Subscriber, as to such Subscriber’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Subscribers, by written notice to the other parties, if the Closing has not been consummated on or before March 31, 2008, subject to a 15 day extension; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

(b)  Independent Nature of Subscribers’ Obligations and Rights. The obligations of each Subscriber under this Agreement is several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance or non-performance of the obligations of any other Subscriber under this Agreement or any other document relating to this Agreement. Nothing contained herein and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or any other document relating to this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. Each Subscriber has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

(c)  No Third-Party Beneficiaries This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Sections 2, 3, 7(b) and any other specific provision hereof. Notwithstanding the foregoing, the Broker shall be a third party beneficiary to the representations and warranties made by the Company in section 3 of this Agreement.

(d)  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Neonode Inc., 4000 Executive Parkway, Suite 200, San Ramon, CA 94583, Attn: CFO, telecopier: (925) 355-2020, and Biblioteksgatan 11, S111 46 Stockholm, Sweden, Attn: President, telecopier: 01146 8678 1851, with a copy only by hand delivery to: Reed Smith, LLP, II Embarcadero Center, 20th Floor, San Francisco, CA 94111 Attn: Don Reinke (ii) if to the Subscribers, to: the address and telecopier number indicated on the signature pages hereto with a copy to the Broker: Empire Asset Management Company, 2 Rector Street, 15th Floor, New York, New York 10006, Attn: Gregg Zeoli, President, telecopier (212) 417-8229.

(e) Entire Agreement; Assignment/Amendment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Subscriber. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. Any provision under this Agreement or any Transaction Document may be amended, waived, terminated, suspended, cancelled or otherwise modified if in writing signed by both the Company and Subscribers holding more than 67% of the Shares.

(f) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by (i) facsimile signature and delivered by facsimile transmission or (ii) “.pdf” format signature page and delivery by email.

(g) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. The parties to this Agreement hereby irrevocably waive any objection to such jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of such jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(h) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(i) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in San Francisco. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

NEONODE INC. a Delaware corporation

By:_________________________________ Name: Title: Dated:_____________, 2008

SUBSCRIBER	AGGREGATE PURCHASE PRICE (CASH)	SHARES
Name of Subscriber:

______________________________________

Address:
______________________________________

______________________________________

Fax No.: ______________________________
Email address (not to - notice):
_________________________
Taxpayer ID# :
____________________________
Jurisdiction of organization (for entities): __________________________

______________________________________
(Signature)
Name: ________________________________
Title: _________________________________

______________________________________
(Signature)
Name: ________________________________
Title: _________________________________

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Subscribers
Schedule 3(a)	Subsidiaries
Schedule 3(d)	Capitalization/Anti-Dilution Rights
Schedule 3(l)	Defaults
Schedule 3(o)	Undisclosed Liabilities
Schedule 3(u)	Transfer Agent
Schedule 6(h)	Use of Proceeds